WP Smaller Companies Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPSMX)

WP International Companies Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPITX)

WP Income Plus Fund

Institutional Class Shares (Ticker Symbol: WPINX)

WP Large Cap Income Plus Fund

Class A Shares*

Class C Shares*

Institutional Class Shares (Ticker Symbol: WPLCX)

series of the

WP Trust

Supplement Dated August 11, 2020

to the Prospectus and Statement of Additional Information (“SAI”)

Dated March 30, 2020

Effective September 7, 2020, the WP Smaller Companies Income Plus Fund, WP International Companies Income Plus Fund, WP Income Plus Fund and WP Large Cap Income Plus Fund (the “WP Funds”) will no longer be serviced by M3Sixty Administration, LLC or Matrix 360 Distributors, LLC. All references in the WP Funds Prospectus and SAI to M3Sixty Administration, LLC or Matrix 360 Distributors, LLC are removed in their entirety as it relates to providing ongoing services to the WP Funds. The firms listed below are replacing them in the capacities described herein. In addition, new contact information (i.e. telephone and physical address) for the WP Funds has been listed below as well.

Fund Administrator: Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020, will provide the WP Funds’ with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.

Transfer Agent and Fund Accountant: Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, will act as the WP Funds’ transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, MSS will provide the WP Funds’ with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

Distributor: Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, will serve as the principal underwriter and distributor of the WP Funds’ shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the WP Funds on a continuous basis.

* Share class not presently offered for sale.

Shareholder Purchase, Redemption and Contact Information

Other than the changes listed below all shareholder services listed in the Prospectus and SAI will remain available following the transition. Please use the contact information below for all WP Fund related activities beginning September 7, 2020.

New Accounts and Adding to Existing Accounts

To establish a new account or add to an existing account with the WP Funds please mail your application (for new accounts only) and check to the following address:

[Insert name of your WP Fund]

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Phone Number

To contact the WP Funds by phone please use the following toll-free number: 1-866-959-9260. This number should be used if you desire to make additional purchases of shares by wire.

If you have questions or need assistance, please contact your financial advisor directly or the WP Funds toll-free at 1-877-244-6235. Following September 7, 2020, please use the following toll-free number 1-866-959-9260 for all shareholder related questions.

This Supplement, the existing Prospectus and SAI provide relevant information for all shareholders should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the WP Funds toll-free at 1-877-244-6235.